UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2023

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2023

II	ClearBridge International Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of the company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 15% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equities delivered positive returns during the twelve-month reporting period ended October 31, 2023, with the MSCI EAFE Index (NR)i returning 14.40%, as economic resiliency in the U.S. and Europe and strong returns in Japan helped to overcome disappointment in the pace of China’s reopening, elevated recessionary fears and the prospect of a higher-for-longer interest rate environment. Larger cap stocks outperformed smaller caps during the period, with the MSCI EAFE Small Cap Indexii returning 6.47% for the reporting period. Developed markets also broadly outperformed emerging markets, with the MSCI Emerging Markets Indexiii returning 10.80%. Despite the strong demand for artificial intelligence (“AI”) beneficiaries in the U.S., value stocks outperformed their growth peers, with the MSCI EAFE Value Indexiv returning 18.11% while the MSCI EAFE Growth Indexv returned 10.79% for the reporting period.

Relative underperformance of international growth stocks for the reporting period can be explained by three main drivers: the value/growth differential, narrow market breadth and a sharp rebound in Japan. Indeed, value stocks led for three of the four quarters that encompassed the reporting period.

The international equity market, after a good first quarter for growth names, narrowed in breadth considerably during the year, both in terms of sectors that performed well and stocks specifically within those sectors. Value led from the second quarter onwards and meaningfully in the third quarter with, once again, very wide spreads between the two styles. Japan, the consummate value market, performed extraordinarily well, with a

ClearBridge International Growth Fund 2023 Annual Report	1

Fund overview (cont’d)

weakening yen contributing to better earnings revisions, although this durability of currency impacts on performance is often fairly transient as a driver of earnings.

Rising yields were a significant headwind for long duration growth stocks as the U.S. Federal Reserve Board, European Central Bank and Bank of England all raised interest rates aggressively during the period in an effort to tame inflation.

While international equity performance was not as concentrated as the mega cap growth-dominated U.S. market, market breadth was unusually narrow. Among the top performing sectors in the benchmark MSCI EAFE Index (NR), leadership was limited to a very few industries, including banks in the financials sector, auto makers in the consumer discretionary sector and semiconductors and selected deep value Japanese technology names in the information technology (“IT”) sector. In the health care sector, Novo Nordisk, the Fund’s largest holding, accounted for a significant portion of the sector’s contribution to the benchmark’s return.

Q. How did we respond to these changing market conditions?

A. The Fund’s portfolio construction process maintains diversification across the spectrum of growth, spreading the Fund’s exposures across three buckets of growth stocks (secular, structural and emerging) and limiting position sizes to manage risk, a setup that has not been conducive to outperformance in the very narrow market environment during the reporting period.

Japan has been the largest performance headwind on a regional basis. Relative results have been hurt by the poor performance of higher quality growth stocks as well as negative stock selection in the health care sector. The Japanese market focus has been on companies with low price-to-book value ratios and poor return on equity. As a result, the worst performing styles during the policy introduction period have been growth and quality, which is exactly our style box.

While our Japanese stocks, including medical device maker Olympus and pharmaceutical firm Daiichi Sankyo, have underperformed the most recent upward move, we do believe they offer exceptional value for their quality and have used this weakness to both add to positions and evaluate new ones. We have also maintained regular and ongoing engagement with the managements of our Japanese holdings and remain convinced that these companies are the best way to generate long-term performance in the region. One Japanese name we added was Tokyo Electron, a leading maker of semiconductor manufacturing equipment that is in high demand in the race for more processing power for AI applications.

We also enhanced our health care exposure, swapping out Swiss pharmaceutical and diagnostics maker Roche for U.K. pharmaceutical developer AstraZeneca. We believe AstraZeneca has a deep, diverse pipeline of products and a patent portfolio with no

2	ClearBridge International Growth Fund 2023 Annual Report

material expirations until the 2030s, characteristics that should allow the company to deliver solid organic revenue growth above its pharmaceutical peers through the end of the decade.

We maintain our disciplined, valuation approach to growth and portfolio construction based on broad diversification across the three growth buckets. Being widely diversified is a conscious choice as our multiple decades of experience managing international portfolios has taught us that different stocks perform well at different times. So far in 2023, our structural holdings have not moved which has hurt our ability to keep up when value leads. Some of our structural names are time-based, meaning the catalysts we bought them for have yet to materialize.

Nevertheless, the Fund continues to lean primarily on stocks in our secular and structural growth buckets that have the fundamental strength and self-help turnaround potential to perform through what is expected to be a volatile macro backdrop as Western economies struggle to manage inflation while Asian economies strive to restart growth.

We have returned to higher risk emerging growth companies in a limited manner as we believe these businesses with above-average growth rates have been overly punished by rising rates and decreasing liquidity. Activity in this area included repurchases of Chinese social media and gaming conglomerate Tencent, Canadian e-commerce enablement platform Shopify and Latin America e-commerce marketplace MercadoLibre.

Performance review

For the twelve months ended October 31, 2023, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned 7.13%. The Fund’s unmanaged benchmark, the MSCI EAFE Index (NR), returned 14.40% for the same reporting period.

Performance Snapshot as of October 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	-11.17%	7.92%
Class C	-11.48%	7.13%
Class FI	-11.19%	7.85%
Class R	-11.33%	7.52%
Class I	-11.06%	8.21%
Class IS	-11.01%	8.29%
MSCI EAFE Index (NR)	-7.88%	14.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

ClearBridge International Growth Fund 2023 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.11%, 1.80%, 1.13%, 1.41%, 0.79% and 0.70%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.06% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal period in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, stock selection in the health care and materials sectors and a lack of exposure to the real estate sector contributed to relative returns. In terms of individual stocks, Novo Nordisk A/S in the health care sector, Industria De Diseno Textil in the consumer discretionary sector as well as BNP Paribas, Intesa Sanpaolo and AIA Group in the financials sector contributed the most to absolute returns.

From a regional perspective, stock selection in Asia Ex-Japan and the United Kingdom contributed to performance.

4	ClearBridge International Growth Fund 2023 Annual Report

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection and sector allocation had negative impacts on results. In particular, stock selection in the industrials, IT, financials, energy and consumer discretionary sectors, an underweight to the financials sector and an overweight to the health care sector hurt relative returns. In terms of individual positions, Olympus and Daiichi Sankyo in the health care sector, Teleperformance in the industrials sector, Adyen in the financials sector and Kering in the consumer discretionary sector detracted the most from returns.

From a regional perspective, stock selection in Japan, Europe Ex-U.K. and North America and an overweight to North America detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund made a number of new purchases and sells. The largest purchases included SAP and Tokyo Electron in the IT sector, Safran in the industrials sector, Hong Kong Exchanges & Clearing in the financials sector and Linde in the materials sector. Meanwhile, some of the largest positions we sold included Roche in the health care sector, BNP Paribas and Adyen in the financials sector, Compass Group in the consumer discretionary sector and Recruit Holdings in the industrials sector.

Thank you for your investment in the ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Elisa Mazen

Portfolio Manager

ClearBridge Investments, LLC

ClearBridge International Growth Fund 2023 Annual Report	5

Fund overview (cont’d)

Michael Testorf, CFA

Portfolio Manager

ClearBridge Investments, LLC

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 13, 2023

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

6	ClearBridge International Growth Fund 2023 Annual Report

Portfolio holdings and breakdowns are as of October 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2023 were: Novo Nordisk A/S (4.5%), Nestle SA (4.1%), London Stock Exchange Group PLC (3.6%), LVMH Moet Hennessy Louis Vuitton SE (3.1%), Industria de Diseno Textil SA (2.8%), SAP SE (2.8%), ASML Holding NV (2.8%), Sony Group Corp. (2.7%), Deutsche Telekom AG (2.7%) and Canadian Pacific Kansas City Ltd. (2.5%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2023 were: industrials (17.2%), health care (15.3%), information technology (13.8%), consumer staples (12.2%) and financials (11.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI EAFE Index (NR) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the US and Canada.

iii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[i]v

The MSCI EAFE Value Index is a market capitalization-weighted index that captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

[v]

The MSCI EAFE Growth Index is a market capitalization-weighted index that captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

ClearBridge International Growth Fund 2023 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2023 and October 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge International Growth Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2023 and held for the six months ended October 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-11.17%	$1,000.00	$888.30	1.06%	$5.05	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class C	-11.48	1,000.00	885.20	1.78	8.46	Class C	5.00	1,000.00	1,016.23	1.78	9.05
Class FI	-11.19	1,000.00	888.10	1.09	5.19	Class FI	5.00	1,000.00	1,019.71	1.09	5.55
Class R	-11.33	1,000.00	886.70	1.40	6.66	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	-11.06	1,000.00	889.40	0.79	3.76	Class I	5.00	1,000.00	1,021.22	0.79	4.02
Class IS	-11.01	1,000.00	889.90	0.70	3.33	Class IS	5.00	1,000.00	1,021.68	0.70	3.57

ClearBridge International Growth Fund 2023 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge International Growth Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/23	7.92%	7.13%	7.85%	7.52%	8.21%	8.29%
Five Years Ended 10/31/23	4.73	3.93	4.68	4.39	5.02	5.11
Ten Years Ended 10/31/23	5.95	5.16	5.93	5.65	6.24	N/A
Inception* through 10/31/23	—	—	—	—	—	3.31

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/23	1.98%	6.13%	7.85%	7.52%	8.21%	8.29%
Five Years Ended 10/31/23	3.50	3.93	4.68	4.39	5.02	5.11
Ten Years Ended 10/31/23	5.33	5.16	5.93	5.65	6.24	N/A
Inception* through 10/31/23	—	—	—	—	—	3.31

Cumulative total returns
Without sales charges[1]
Class A (10/31/13 through 10/31/23)	78.32%
Class C (10/31/13 through 10/31/23)	65.35
Class FI (10/31/13 through 10/31/23)	77.91
Class R (10/31/13 through 10/31/23)	73.21
Class I (10/31/13 through 10/31/23)	83.10
Class IS (Inception date of 9/17/18 through 10/31/23)	18.12

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006, March 4, 2004 and September 17, 2018.

ClearBridge International Growth Fund 2023 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI EAFE Index (NR)† — October 2013 - October 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index (NR). The MSCI EAFE Index (NR) (the “Index”) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name from ClearBridge Global Growth Trust to ClearBridge International Growth Fund. The Fund’s past performance would have been different if the Fund was managed using the current investment strategy for the entire period.

12	ClearBridge International Growth Fund 2023 Annual Report

Schedule of investments

October 31, 2023

ClearBridge International Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 94.8%
Communication Services — 3.4%
Diversified Telecommunication Services — 2.7%
Deutsche Telekom AG, Registered Shares	6,191,130	$134,370,216	(a)
Interactive Media & Services — 0.7%
Tencent Holdings Ltd.	986,688	36,516,095	(a)
Total Communication Services		170,886,311
Consumer Discretionary — 11.3%
Broadline Retail — 0.5%
MercadoLibre Inc.	19,256	23,891,689	*
Hotels, Restaurants & Leisure — 1.4%
Amadeus IT Group SA	1,194,157	68,153,897	(a)
Household Durables — 2.7%
Sony Group Corp.	1,641,334	136,458,681	(a)
Specialty Retail — 2.8%
Industria de Diseno Textil SA	4,075,298	140,671,040	(a)
Textiles, Apparel & Luxury Goods — 3.9%
Dr. Martens PLC	1,382,859	1,960,633	(a)
Kering SA	89,952	36,583,630	(a)
LVMH Moet Hennessy Louis Vuitton SE	216,788	155,205,157	(a)
Total Textiles, Apparel & Luxury Goods		193,749,420
Total Consumer Discretionary		562,924,727
Consumer Staples — 12.2%
Beverages — 1.9%
Diageo PLC	2,463,803	93,171,235	(a)
Consumer Staples Distribution & Retail — 1.4%
Loblaw Cos. Ltd.	862,299	70,526,016
Food Products — 4.1%
Nestle SA, Registered Shares	1,873,579	202,044,475	(a)
Personal Care Products — 4.8%
Haleon PLC	23,922,730	95,884,479	(a)
L’Oreal SA	211,626	88,952,909	(a)
Shiseido Co. Ltd.	1,764,819	55,972,069	(a)
Total Personal Care Products		240,809,457
Total Consumer Staples		606,551,183
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Suncor Energy Inc.	3,356,934	108,714,553

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	13

Schedule of investments (cont’d)

October 31, 2023

ClearBridge International Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financials — 11.7%
Banks — 1.1%
Intesa Sanpaolo SpA	20,009,547	$52,140,704	(a)
Capital Markets — 7.9%
3i Group PLC	2,203,845	51,961,353	(a)
Deutsche Boerse AG	552,307	90,907,778	(a)
Hong Kong Exchanges & Clearing Ltd.	2,164,189	75,709,074	(a)
London Stock Exchange Group PLC	1,756,056	177,177,437	(a)
Total Capital Markets		395,755,642
Financial Services — 0.7%
Edenred SE	682,355	36,322,770	(a)
Insurance — 2.0%
AIA Group Ltd.	11,231,818	97,534,952	(a)
Total Financials		581,754,068
Health Care — 15.3%
Biotechnology — 1.9%
Argenx SE, ADR	154,182	72,399,242	*
BioNTech SE, ADR	104,600	9,784,284	*
Zai Lab Ltd., ADR	579,518	14,603,853	*
Total Biotechnology		96,787,379
Health Care Equipment & Supplies — 5.6%
Alcon Inc.	1,200,395	85,919,681	(a)
EssilorLuxottica SA	355,393	64,355,820	(a)
Olympus Corp.	6,703,842	89,532,163	(a)
Straumann Holding AG, Registered Shares	325,079	38,419,190	(a)
Total Health Care Equipment & Supplies		278,226,854
Health Care Providers & Services — 0.2%
Schott Pharma AG & Co. KGaA	383,994	11,132,731	*
Pharmaceuticals — 7.6%
AstraZeneca PLC	705,437	88,323,360	(a)
Daiichi Sankyo Co. Ltd.	2,441,543	62,953,219	(a)
Novo Nordisk A/S, Class B Shares	2,347,102	226,439,566	(a)
Total Pharmaceuticals		377,716,145
Total Health Care		763,863,109
Industrials — 17.2%
Aerospace & Defense — 4.6%
Airbus SE	572,312	76,733,427	(a)
CAE Inc.	1,800,604	37,602,662	*
Safran SA	744,600	116,321,074	(a)
Total Aerospace & Defense		230,657,163

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2023 Annual Report

ClearBridge International Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Commercial Services & Supplies — 2.2%
Brambles Ltd.	7,543,975	$62,960,165	(a)
Rentokil Initial PLC	9,282,719	47,272,165	(a)
Total Commercial Services & Supplies		110,232,330
Ground Transportation — 2.5%
Canadian Pacific Kansas City Ltd.	1,768,615	125,572,621
Machinery — 3.5%
Atlas Copco AB, Class A Shares	4,913,935	63,630,651	(a)
Sandvik AB	3,526,792	60,071,913	(a)
SMC Corp.	102,736	47,439,697	(a)
Total Machinery		171,142,261
Professional Services — 4.2%
Computershare Ltd.	3,571,697	56,368,361	(a)
RELX PLC	3,028,799	105,789,031	(a)
Thomson Reuters Corp.	395,814	47,412,052
Total Professional Services		209,569,444
Trading Companies & Distributors — 0.2%
MonotaRO Co. Ltd.	1,409,365	11,263,628	(a)
Total Industrials		858,437,447
Information Technology — 13.8%
Electronic Equipment, Instruments & Components — 1.7%
Keyence Corp.	220,620	85,406,131	(a)
IT Services — 2.8%
Accenture PLC, Class A Shares	327,393	97,265,186
Nomura Research Institute Ltd.	914,800	24,013,459	(a)
Shopify Inc., Class A Shares	384,815	18,159,420	*
Total IT Services		139,438,065
Semiconductors & Semiconductor Equipment — 5.2%
ASML Holding NV	230,506	138,561,862	(a)
Tokyo Electron Ltd.	913,041	120,647,131	(a)
Total Semiconductors & Semiconductor Equipment		259,208,993
Software — 4.1%
Nice Ltd., ADR	249,086	38,446,424	*
SAP SE	1,043,138	139,918,532	(a)
Xero Ltd.	354,160	24,212,953	*(a)
Total Software		202,577,909
Total Information Technology		686,631,098

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	15

Schedule of investments (cont’d)

October 31, 2023

ClearBridge International Growth Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Materials — 4.8%
Chemicals — 3.3%
Givaudan SA, Registered Shares		19,432	$64,679,860	(a)
Linde PLC		262,775	100,422,094
Total Chemicals			165,101,954
Construction Materials — 1.5%
CRH PLC		1,426,807	76,434,051
Total Materials			241,536,005
Utilities — 2.9%
Electric Utilities — 2.9%
EDP - Energias de Portugal SA		22,637,079	95,132,305	(a)
Iberdrola SA		4,440,613	49,388,579	(a)
Total Utilities			144,520,884
Total Investments before Short-Term Investments (Cost — $4,520,768,920)			4,725,819,385

	Rate
Short-Term Investments — 5.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.237%	127,068,578	127,068,578	(b)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.315%	127,068,578	127,068,578	(b)(c)
Total Short-Term Investments (Cost — $254,137,156)			254,137,156
Total Investments — 99.9% (Cost — $4,774,906,076)			4,979,956,541
Other Assets in Excess of Liabilities — 0.1%			5,209,169
Total Net Assets — 100.0%			$4,985,165,710

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown is one-day yield as of the end of the reporting period.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2023, the total market value of investments in Affiliated Companies was $127,068,578 and the cost was $127,068,578 (Note 8).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2023 Annual Report

ClearBridge International Growth Fund

Summary of Investments by Country** (unaudited)
United Kingdom	13.3%
Japan	12.7
France	11.5
United States	9.6
Canada	8.2
Germany	7.8
Spain	5.2
Denmark	4.5
Netherlands	4.2
Switzerland	3.8
Hong Kong	3.5
Sweden	2.5
Australia	2.4
Portugal	1.9
Italy	1.0
China	1.0
Israel	0.8
New Zealand	0.5
Brazil	0.5
Short-Term Investments	5.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2023 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	17

Statement of assets and liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $4,647,837,498)	$4,852,887,963
Investments in affiliated securities, at value (Cost — $127,068,578)	127,068,578
Foreign currency, at value (Cost — $1,511)	1,512
Cash	94,382
Dividends receivable from unaffiliated investments	16,385,219
Receivable for securities sold	7,354,701
Receivable for Fund shares sold	6,144,181
European Union tax reclaims receivable (Note 1)	2,104,583
Dividends receivable from affiliated investments	266,976
Prepaid expenses	55,406
Total Assets	5,012,363,501

Liabilities:
Payable for securities purchased	17,932,595
Payable for Fund shares repurchased	4,379,365
Investment management fee payable	2,743,176
European Union tax reclaim contingent fees payable (Note 1)	552,270
Service and/or distribution fees payable	193,747
Trustees’ fees payable	22,467
Accrued expenses	1,374,171
Total Liabilities	27,197,791
Total Net Assets	$4,985,165,710

Net Assets:
Par value (Note 7)	$932
Paid-in capital in excess of par value	4,988,937,028
Total distributable earnings (loss)	(3,772,250)
Total Net Assets	$4,985,165,710

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2023 Annual Report

Net Assets:
Class A	$601,931,230
Class C	$34,311,300
Class FI	$100,389,969
Class R	$28,635,859
Class I	$2,965,015,917
Class IS	$1,254,881,435

Shares Outstanding:
Class A	12,095,021
Class C	761,029
Class FI	1,930,493
Class R	573,623
Class I	54,704,590
Class IS	23,133,363

Net Asset Value:
Class A (and redemption price)	$49.77
Class C*	$45.09
Class FI (and redemption price)	$52.00
Class R (and redemption price)	$49.92
Class I (and redemption price)	$54.20
Class IS (and redemption price)	$54.25
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$52.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	19

Statement of operations

For the Year Ended October 31, 2023

Investment Income:
Dividends from unaffiliated investments	$103,520,856
Dividends from affiliated investments	1,522,362
European Union tax reclaims (Note 1)	2,699,931
Less: Foreign taxes withheld	(9,491,474)
Total Investment Income	98,251,675

Expenses:
Investment management fee (Note 2)	33,794,289
Transfer agent fees (Notes 2 and 5)	4,576,410
Service and/or distribution fees (Notes 2 and 5)	2,496,815
European Union tax reclaim contingent fees (Note 1)	699,781
Trustees’ fees	341,879
Custody fees	248,575
Registration fees	245,848
Fund accounting fees	123,523
Legal fees	107,794
Commitment fees (Note 9)	53,498
Audit and tax fees	37,801
Shareholder reports	36,940
Insurance	30,902
Interest expense	1,137
Miscellaneous expenses	16,725
Total Expenses	42,811,917
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(351,225)
Net Expenses	42,460,692
Net Investment Income	55,790,983

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(86,769,719)
Foreign currency transactions	(997,929)
Net Realized Loss	(87,767,648)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	373,011,782
Foreign currencies	772,651
Change in Net Unrealized Appreciation (Depreciation)	373,784,433
Net Gain on Investments and Foreign Currency Transactions	286,016,785
Increase in Net Assets From Operations	$341,807,768

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2023	2022

Operations:
Net investment income	$55,790,983	$40,731,469
Net realized loss	(87,767,648)	(157,955,590)
Change in net unrealized appreciation (depreciation)	373,784,433	(1,705,285,878)
Increase (Decrease) in Net Assets From Operations	341,807,768	(1,822,509,999)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(34,044,914)	(157,838,479)
Decrease in Net Assets From Distributions to Shareholders	(34,044,914)	(157,838,479)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,614,441,290	1,802,554,052
Reinvestment of distributions	29,897,319	139,901,737
Cost of shares repurchased	(1,424,620,843)	(2,234,390,675)
Increase (Decrease) in Net Assets From Fund Share Transactions	219,717,766	(291,934,886)
Increase (Decrease) in Net Assets	527,480,620	(2,272,283,364)

Net Assets:
Beginning of year	4,457,685,090	6,729,968,454
End of year	$4,985,165,710	$4,457,685,090

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$46.37	$65.58	$52.60	$47.79	$40.78

Income (loss) from operations:
Net investment income	0.46	0.29	0.05	0.02	0.16
Net realized and unrealized gain (loss)	3.22	(18.00)	12.93	4.86	6.86
Total income (loss) from operations	3.68	(17.71)	12.98	4.88	7.02

Less distributions from:
Net investment income	(0.28)	(0.17)	—	(0.07)	(0.01)
Net realized gains	—	(1.33)	—	—	—
Total distributions	(0.28)	(1.50)	—	(0.07)	(0.01)

Net asset value, end of year	$49.77	$46.37	$65.58	$52.60	$47.79
Total return[2]	7.92%	(27.54)%	24.69%	10.23%	17.22%

Net assets, end of year (000s)	$601,931	$572,232	$544,064	$387,465	$304,492

Ratios to average net assets:
Gross expenses	1.12%[3]	1.11%	1.06%	1.10%	1.14%[4]
Net expenses[5,6]	1.07 [3]	1.06	1.05	1.10	1.14 [4]
Net investment income	0.87	0.54	0.09	0.04	0.37

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.11% and 1.06%, respectively, for the year ended October 31, 2023.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.06%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.15%.

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$42.09	$59.93	$48.43	$44.29	$38.08

Income (loss) from operations:
Net investment income (loss)	0.06	(0.11)	(0.40)	(0.35)	(0.12)
Net realized and unrealized gain (loss)	2.94	(16.40)	11.90	4.49	6.33
Total income (loss) from operations	3.00	(16.51)	11.50	4.14	6.21

Less distributions from:
Net realized gains	—	(1.33)	—	—	—
Total distributions	—	(1.33)	—	—	—

Net asset value, end of year	$45.09	$42.09	$59.93	$48.43	$44.29
Total return[2]	7.13%	(28.07)%	23.74%	9.32%	16.34%

Net assets, end of year (000s)	$34,311	$38,099	$64,591	$48,930	$43,066

Ratios to average net assets:
Gross expenses	1.81%[3]	1.80%	1.82%[4]	1.90%[4]	1.91%[4]
Net expenses[5,6]	1.81 [3]	1.80	1.81 [4]	1.90 [4]	1.90 [4]
Net investment income (loss)	0.13	(0.23)	(0.68)	(0.77)	(0.31)

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.79% and 1.79%, respectively, for the year ended October 31, 2023.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$48.39	$68.33	$54.82	$49.83	$42.52

Income (loss) from operations:
Net investment income (loss)	0.46	0.22	0.02	(0.01)	0.17
Net realized and unrealized gain (loss)	3.35	(18.74)	13.49	5.08	7.14
Total income (loss) from operations	3.81	(18.52)	13.51	5.07	7.31

Less distributions from:
Net investment income	(0.20)	(0.09)	—	(0.08)	(0.00)	[2]
Net realized gains	—	(1.33)	—	—	—
Total distributions	(0.20)	(1.42)	—	(0.08)	(0.00)	[2]

Net asset value, end of year	$52.00	$48.39	$68.33	$54.82	$49.83
Total return[3]	7.85%	(27.58)%	24.63%	10.17%	17.20%

Net assets, end of year (000s)	$100,390	$96,966	$192,371	$136,487	$99,595

Ratios to average net assets:
Gross expenses	1.11%[4]	1.13%	1.09%	1.15%[5]	1.17%[5]
Net expenses[6,7]	1.11 [4]	1.13	1.09	1.15 [5]	1.15	[5]
Net investment income (loss)	0.82	0.39	0.03	(0.03)	0.37

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.10% and 1.10%, respectively, for the year ended October 31, 2023.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$46.52	$65.82	$52.98	$48.20	$41.23

Income (loss) from operations:
Net investment income (loss)	0.28	0.10	(0.16)	(0.13)	0.07
Net realized and unrealized gain (loss)	3.23	(18.07)	13.00	4.91	6.90
Total income (loss) from operations	3.51	(17.97)	12.84	4.78	6.97

Less distributions from:
Net investment income	(0.11)	—	—	—	—
Net realized gains	—	(1.33)	—	—	—
Total distributions	(0.11)	(1.33)	—	—	—

Net asset value, end of year	$49.92	$46.52	$65.82	$52.98	$48.20
Total return[2]	7.52%	(27.76)%	24.24%	9.92%	16.90%

Net assets, end of year (000s)	$28,636	$28,311	$38,142	$20,575	$13,030

Ratios to average net assets:
Gross expenses	1.42%[3]	1.41%	1.40%	1.44%[4]	1.47%[4]
Net expenses[5,6]	1.41 [3]	1.40	1.40	1.40 [4]	1.40 [4]
Net investment income (loss)	0.52	0.18	(0.25)	(0.27)	0.15

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.40% and 1.40%, respectively, for the year ended October 31, 2023.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$50.45	$71.12	$56.99	$51.71	$44.09

Income (loss) from operations:
Net investment income	0.65	0.45	0.25	0.16	0.33
Net realized and unrealized gain (loss)	3.50	(19.52)	13.99	5.29	7.39
Total income (loss) from operations	4.15	(19.07)	14.24	5.45	7.72

Less distributions from:
Net investment income	(0.40)	(0.27)	(0.11)	(0.17)	(0.10)
Net realized gains	—	(1.33)	—	—	—
Total distributions	(0.40)	(1.60)	(0.11)	(0.17)	(0.10)

Net asset value, end of year	$54.20	$50.45	$71.12	$56.99	$51.71
Total return[2]	8.21%	(27.34)%	25.02%	10.57%	17.56%

Net assets, end of year (millions)	$2,965	$2,687	$4,649	$3,144	$1,739

Ratios to average net assets:
Gross expenses	0.80%[3]	0.79%	0.78%	0.81%	0.85%[4]
Net expenses[5,6]	0.80 [3]	0.79	0.78	0.81	0.85 [4]
Net investment income	1.13	0.78	0.37	0.30	0.68

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.79% and 0.79%, respectively, for the year ended October 31, 2023.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

26	ClearBridge International Growth Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$50.51	$71.20	$57.02	$51.73	$44.09

Income (loss) from operations:
Net investment income	0.70	0.50	0.31	0.18	0.25
Net realized and unrealized gain (loss)	3.50	(19.52)	14.01	5.31	7.51
Total income (loss) from operations	4.20	(19.02)	14.32	5.49	7.76

Less distributions from:
Net investment income	(0.46)	(0.34)	(0.14)	(0.20)	(0.12)
Net realized gains	—	(1.33)	—	—	—
Total distributions	(0.46)	(1.67)	(0.14)	(0.20)	(0.12)

Net asset value, end of year	$54.25	$50.51	$71.20	$57.02	$51.73
Total return[2]	8.29%	(27.26)%	25.14%	10.64%	17.66%

Net assets, end of year (millions)	$1,255	$1,036	$1,242	$665	$255

Ratios to average net assets:
Gross expenses	0.72%[3]	0.70%	0.69%	0.72%	0.76%[4]
Net expenses[5]	0.72 [3,6]	0.70 [6]	0.69 [6]	0.72 [6]	0.76 [4]
Net investment income	1.21	0.86	0.45	0.32	0.51

Portfolio turnover rate	43%	32%	39%	23%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.71% and 0.71%, respectively, for the year ended October 31, 2023.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2023 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Fund currently operates as a diversified fund. The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

28	ClearBridge International Growth Fund 2023 Annual Report

the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Growth Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$23,891,689	$539,033,038	—	$562,924,727
Consumer Staples	70,526,016	536,025,167	—	606,551,183
Energy	108,714,553	—	—	108,714,553
Health Care	107,920,110	655,942,999	—	763,863,109
Industrials	210,587,335	647,850,112	—	858,437,447
Information Technology	153,871,030	532,760,068	—	686,631,098
Materials	176,856,145	64,679,860	—	241,536,005
Other Common Stocks	—	897,161,263	—	897,161,263
Total Long-Term Investments	852,366,878	3,873,452,507	—	4,725,819,385
Short-Term Investments†	254,137,156	—	—	254,137,156
Total Investments	$1,106,504,034	$3,873,452,507	—	$4,979,956,541

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

30	ClearBridge International Growth Fund 2023 Annual Report

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

ClearBridge International Growth Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statement of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaim contingent fees in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(4,560,608)	$4,560,608

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund and distributions paid in connection with the redemption of Fund shares.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual management fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (effective November 30, 2023, renamed Franklin Templeton Fund Adviser, LLC) serves as the sub-administrator to the Fund and

32	ClearBridge International Growth Fund 2023 Annual Report

provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to it by ClearBridge. ClearBridge, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.06%, 1.90%, 1.15%, 1.40%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2023, fees waived and/or expenses reimbursed amounted to $351,225, which included an affiliated money market fund waiver of $24,637.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class R
Expires October 31, 2024	$26,600	$466
Expires October 31, 2025	323,005	3,443
Expires October 31, 2026	326,243	345
Total fee waivers/expense reimbursements subject to recapture	$675,848	$4,254

For the year ended October 31, 2023, LMPFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin

ClearBridge International Growth Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

Resources. For the year ended October 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $172,394 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$60,307	—
CDSCs	92	$127

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,197,617,265
Sales	2,153,017,062

At October 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,798,002,591	$567,485,674	$(385,531,724)	$181,953,950

4. Derivative instruments and hedging activities

During the year ended October 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C,

34	ClearBridge International Growth Fund 2023 Annual Report

Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,663,789	$1,132,328
Class C	399,039	40,920
Class FI	278,836	178,813
Class R	155,151	65,723
Class I	—	2,953,096
Class IS	—	205,530
Total	$2,496,815	$4,576,410

For the year ended October 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$329,437
Class C	189
Class FI	534
Class R	494
Class I	14,417
Class IS	6,154
Total	$351,225

6. Distributions to shareholders by class

	Year Ended October 31, 2023	Year Ended October 31, 2022
Net Investment Income:
Class A	$3,498,605	$2,022,118
Class C	—	—
Class FI	403,342	244,269
Class R	63,273	—
Class I	20,389,817	18,133,662
Class IS	9,689,877	6,100,015
Total	$34,044,914	$26,500,064

ClearBridge International Growth Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended October 31, 2023	Year Ended October 31, 2022
Net Realized Gains:
Class A	—	$15,208,951
Class C	—	1,442,545
Class FI	—	3,646,449
Class R	—	772,464
Class I	—	86,570,873
Class IS	—	23,697,133
Total	—	$131,338,415

7. Shares of beneficial interest

At October 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,416,856	$181,794,455	5,920,032	$358,008,444
Shares issued on reinvestment	66,812	3,464,900	271,108	16,435,505
Shares repurchased	(3,728,283)	(200,147,824)	(2,147,147)	(115,404,562)
Net increase (decrease)	(244,615)	$(14,888,469)	4,043,993	$259,039,387

Class C
Shares sold	62,851	$3,058,861	75,378	$3,864,084
Shares issued on reinvestment	—	—	25,751	1,417,727
Shares repurchased	(206,984)	(9,851,173)	(273,764)	(12,935,028)
Net decrease	(144,133)	$(6,792,312)	(172,635)	$(7,653,217)

Class FI
Shares sold	483,365	$26,026,741	418,149	$23,857,949
Shares issued on reinvestment	7,383	400,243	61,406	3,882,626
Shares repurchased	(564,108)	(30,982,273)	(1,291,216)	(73,363,102)
Net decrease	(73,360)	$(4,555,289)	(811,661)	$(45,622,527)

Class R
Shares sold	135,297	$7,287,901	129,321	$6,950,965
Shares issued on reinvestment	1,213	63,273	12,731	771,225
Shares repurchased	(171,512)	(9,175,576)	(112,903)	(6,097,501)
Net increase (decrease)	(35,002)	$(1,824,402)	29,149	$1,624,689

36	ClearBridge International Growth Fund 2023 Annual Report

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount

Class I
Shares sold	17,843,147	$1,026,360,465	16,875,969	$984,226,200
Shares issued on reinvestment	314,252	17,708,122	1,395,437	92,228,284
Shares repurchased	(16,699,470)	(950,289,504)	(30,385,570)	(1,743,153,380)
Net increase (decrease)	1,457,929	$93,779,083	(12,114,164)	$(666,698,896)

Class IS
Shares sold	6,380,677	$369,912,867	7,661,105	$425,646,410
Shares issued on reinvestment	146,598	8,260,781	380,210	25,166,370
Shares repurchased	(3,897,506)	(224,174,493)	(4,981,812)	(283,437,102)
Net increase	2,629,769	$153,999,155	3,059,503	$167,375,678

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2023. The following transactions were effected in such company for the year ended October 31, 2023.

	Affiliate Value at October 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$15,930,014	$565,066,163	565,066,163	$453,927,599	453,927,599

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,522,362	—	$127,068,578

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

ClearBridge International Growth Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$34,044,914	$26,500,537
Net long-term capital gains	—	131,337,942
Total distributions paid	$34,044,914	$157,838,479

As of October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$63,547,482
Deferred capital losses*	(250,380,248)
Other book/tax temporary differences(a)	1,503,424
Unrealized appreciation (depreciation)(b)	181,557,092
Total distributable earnings (loss) — net	$(3,772,250)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

38	ClearBridge International Growth Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Growth Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge International Growth Fund 2023 Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 3-4, 2023, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the investment advisory and management agreement (the “Management Agreement”) between the Trust and ClearBridge Investments, LLC (the “Manager”) with respect to ClearBridge International Growth Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) pursuant to which Western Asset Management Company, LLC (“Western Asset” or the “Subadviser”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2023 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in

40	ClearBridge International Growth Fund

private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by

ClearBridge International Growth Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as international large-cap growth funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was below the median performance of the funds in the Performance Universe for the 1-year period, approximately equivalent to the median performance of the funds in the Performance Universe for the 3-year period and above the median performance of the funds in the Performance Universe for the 5- and 10-year periods, and ranked in the first quintile of the funds in the Performance Universe for the 10-year period. The Board noted the explanations from the

42	ClearBridge International Growth Fund

Manager concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the quarter ended March 31, 2023.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager after giving effect to breakpoints and waivers, if any (the “Actual Management Fee”), in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts, retail managed accounts, and third-party sub-advised funds.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fee of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee, in each case in light of the services rendered for those amounts. The Board also

ClearBridge International Growth Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of funds consisting of 16 international large-cap growth funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of international large-cap growth funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was below the median of management fees paid by the funds in the Expense Group and approximately equivalent to the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was below the median of the total expense ratios of the funds in the Expense Group and below the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2024.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing with Fund investors any economies of scale or other efficiencies that might accrue from increases in the Fund’s

44	ClearBridge International Growth Fund

asset levels. The Board noted that the Fund had reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser and their affiliates received were reasonable.

ClearBridge International Growth Fund	45

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

46	ClearBridge International Growth Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

ClearBridge International Growth Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

48	ClearBridge International Growth Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge International Growth Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

50	ClearBridge International Growth Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge International Growth Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

52	ClearBridge International Growth Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Growth Fund	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2023:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$207,479
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$92,573,379

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended October 31, 2023:

Foreign Taxes Paid	$6,996,824
Foreign Source Income Earned	$99,264,139

54	ClearBridge International Growth Fund

ClearBridge

International Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMF-222/A 12/23 SR23-4776

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2022 and October 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,329 in October 31, 2022 and $200,329 in October 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2022 and $0 in October 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $52,000 in October 31, 2022 and $52,000 in October 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2022 and $0 in October 31, 2023, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $824,290 in October 31, 2022 and $835,053 in October 31, 2023.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 27, 2023